10.2 - AMENDMENT TO STOCK PURCHASE AND RESTRUCTURING AGREEMENT

     This AMENDMENT TO STOCK PURCHASE AND RESTRUCTURING AGREEMENT is dated as of the 20th day of December, 1999, among Michael D. Herman, an individual resident of Colorado Springs, Colorado; Wyoming Oil & Minerals, Inc., a Wyoming corporation; Jack C. Bradley, an individual resident of Casper, Wyoming; and Jess A. Tolerton, an individual resident of Cheyenne, Wyoming.

     The parties hereto are parties to a Stock Purchase and Restructuring Agreement dated October 29, 1999 (the "Agreement").

     For good and valuable consideration, the parties hereby agree that the date of November 20, 1999 contained in Section 8.1.2 of the Agreement is hereby changed to February 15, 2000.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                              /s/
                              Michael D. Herman

                              Wyoming Oil & Minerals, Inc.

                              By: /s/
                                 Jess A. Tolerton, Chairman

                                  /s/
                                 Jess A. Tolerton, Individually

                                  /s/
                                 Jack C. Bradley, Individually